                                                             October 1, 2000
 FUND PROFILE
 T. ROWE PRICE
Equity Index 500 Fund

 A fund that seeks to match the performance of the Standard & Poor's 500 Stock Index/(R)/, an index of common stocks.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO

FUND PROFILE
---------------------------------------------------------
 What is the fund's objective?

   To match the performance of the Standard & Poor's 500 Stock Index/(R)/. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)

   "Standard & Poor's," "S&P," "S&P 500," Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price Index Trust, Inc. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.


 What is the fund's principal investment strategy?

   The fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

   Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

   T. Rowe Price continually compares the composition of the fund to that of the index. If a misweighting develops, the portfolio is rebalanced in an effort to bring it into line with the index. When investing cash flow, the fund may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviations in performance between the fund and index.

   The fund intends to remain fully invested during all market conditions. The fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund is designed to track broad segments of the stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

FUND PROFILE
---------------------------------------------------------
   Since the fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund. In addition, fund returns are likely to be slightly below those of the index because the fund has fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index. Finally, large-cap stocks may at times lag shares of smaller, faster-growing companies.

   Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance risk. The S&P 500 Index is one of the most widely tracked stock indices in the world. If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio and want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the fund may be an appropriate choice. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

FUND PROFILE
---------------------------------------------------------
   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

  Calendar Year Total Returns*
  "91"    "92"   "93"   "94"   "95"    "96"    "97"    "98"    "99"
 ---------------------------------------------------------------------
 29.21   7.19   9.42   1.01   37.16   22.65   32.87   28.31    20.64
 ---------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/98 21.31%

 Worst quarter                           9/30/98 -9.97%

 * Does not include account maintenance fee which, if reflected, would reduce the returns shown.


 Table 1  Average Annual Total Returns
                            Periods ended 09/30/2000
                          1 year    5 years     10 years
 ---------------------------------------------------------
  Equity Index 500 Fund   13.03%    21.35%       18.90%

  S&P 500 Stock Index     13.28     21.69        19.44
 ---------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 The fund's returns do not include the account maintenance fee which, if reflected, would reduce the returns shown.

                                                                           4

FUND PROFILE
---------------------------------------------------------
 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a redemption fee of 0.50%, payable to the fund, on shares held less than six months, and a quarterly maintenance fee of $2.50 for accounts of less than $10,000. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2 Fees and Expenses of the Fund
                         Shareholder fees (fees
                         paid directly from your                Annual fund operating expenses
                               investment)              (expenses that are deducted from fund assets)
                                                                           Total
                                       Account                          annual fund   Fee waiver/
                         Redemption  maintenance  Management   Other     operating   expense reim-    Net
                            fee        fee/a/        fee      expenses   expenses      bursement    expenses

  Equity Index 500 Fund     0.50%        $10        0.15%/b/   0.26%/c/    0.41%         0.06%       0.35%/b/
 ------------------------------------------------------------------------------------------------------------------


 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /b/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.40%. Effective January 1, 2000, T. Rowe Price agreed to lower the expense limitation to 0.35% and extend it for a period of one year through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 /c/Expenses have been restated to reflect the 0.35% expense cap in effect
   January 1, 2000.

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

  1 year*     3 years*     5 years*      10 years*
 ----------------------------------------------------
    $36         $126         $224           $512
 ----------------------------------------------------


 * Does not include account maintenance fee for accounts of less than $10,000.


 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

FUND PROFILE
---------------------------------------------------------
   Kristen F. Culp manages the fund day-to-day and became chairperson of its Investment Advisory Committee in 2000. Ms. Culp has been a member of the Equity Index 500 Fund's committee since 1992. She joined T. Rowe Price in 1990 and has been managing investments since 1995.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

FUND PROFILE
---------------------------------------------------------

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F50-035
 T. Rowe Price Investment Services, Inc., Distributor